Dynamic Total Return Fund
Summary Prospectus November 25, 2014
Class Ticker A AVGAX C AVGCX I AVGRX Y AVGYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2014 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 14 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.10	1.10	1.10	1.10
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.55	.59	.19	.21
Total annual fund operating expenses**	1.65	2.44	1.29	1.31
Fee waiver and/or expense reimbursement	(.15)	(.19)	(.04)	(.06)
Total annual fund operating expenses
(after fee waiver and/or expense reimbursement)	1.50	2.25	1.25	1.25

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%. On or after March 1, 2015 The Dreyfus Corporation may terminate this expense limitation at any time.

6140SP1114

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,052	$1,407	$2,405
Class C	$328	$742	$1,283	$2,762
Class I	$127	$405	$704	$1,553
Class Y	$127	$409	$712	$1,574

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,052	$1,407	$2,405
Class C	$228	$742	$1,283	$2,762
Class I	$127	$405	$704	$1,553
Class Y	$127	$409	$712	$1,574

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1.74% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in bonds and other fixed-income securities of any maturity or duration, and invests principally in bonds and other fixed-income securities rated investment grade. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization.

The fund's portfolio managers apply a systematic analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund's portfolio managers have considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class.

The portfolio managers update, monitor and follow buy or sell recommendations from Mellon Capital Management Corporation's proprietary investment models. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The model also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to

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derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among global bond markets. The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates, purchasing power parity, and other proprietary measures. The portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

The fund may use to a significant degree derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swap agreements (including total return swap agreements), options on swap agreements, and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks

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associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. Other factors include the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. These risks are heightened with respect to emerging market countries.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodities markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. In addition, the fund’s short sales positions effectively leverage the fund’s assets.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and over-the-counter options, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

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• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 17.71% Worst Quarter Q4, 2008: -15.40%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund’s Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, not reflecting the applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses.

The hybrid index is composed of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index (half-hedged).

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Average Annual Total Returns (as of 12/31/13)
Class (Inception Date)	1 Year	5 Years	Since Inception
Class A (5/2/06) returns before taxes	7.46%	10.47%	2.31%
Class A returns after taxes on distributions	7.46%	10.47%	1.98%
Class A returns after taxes on distributions and sale of fund shares	4.22%	9.14%	1.80%
Class C (5/2/06) returns before taxes	12.14%	10.93%	2.33%
Class I (5/2/06) returns before taxes	14.30%	12.18%	3.45%
Class Y (7/1/13) returns before taxes	15.74%	12.11%	3.31%
Hybrid Index reflects no deduction for fees, expenses or taxes	15.06%	10.07%	4.97%*
Citigroup World Government Bond Index (half-hedged) reflects no deduction for fees, expenses or taxes	-1.90%	2.63%	4.66%*
Morgan Stanley Capital International World Index (half-hedged) reflects no deduction for fees, expenses or taxes	27.69%	14.77%	4.57%*
*For comparative purposes, the value of the index on April 30, 2006 is used as the beginning value on May 2, 2006.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund's sub-investment adviser. Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital, consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as a primary portfolio manager of the fund. The team has managed the fund since June 2010 and Mr. Dagioglu has been a primary portfolio manager of the fund since May 2010. Messrs. Dagioglu, Stavena and Miletich are Managing Directors, and Mr. Zaches is a Director, of Mellon Capital.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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